UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31
Date of reporting period: December 1, 2018 – February 28, 2019

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

	Shares	Value
COMMON STOCKS† - 1.9%
Utilities - 1.2%
TexGen Power LLC*,††	46,457	$1,788,595
Energy - 0.3%
SandRidge Energy, Inc.*	57,766	448,842
Approach Resources, Inc.*	48,823	45,810
Titan Energy LLC*,5	27,133	1,357
Total Energy		496,009
Consumer, Cyclical - 0.3%
ATD New Holdings, Inc.*,††	24,428	439,704
Consumer, Non-cyclical - 0.1%
Targus Group International Equity, Inc.*,†††,1,2	32,060	67,647
Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††,1	56	62,173
Qlik Technologies, Inc.*,†††,1	3,600	--
Qlik Technologies, Inc. - Class B*,†††,1	13,812	--
Aspect Software, Inc.*,†††,1,2	200	–
Total Technology		62,173
Financials – 0.0%
Project Silverback Holdings B Escrow*,†††,1	1,922	–
Industrial – 0.0%
Ursa Insulation B.V.*,†††,1	135,131,158	–
Total Common Stocks
(Cost $8,234,840)		2,854,128
PREFERRED STOCKS†† - 0.4%
Industrial - 0.4%
Seaspan Corp. 6.38% due 04/30/19[5]	21,595	544,410
Total Preferred Stocks
(Cost $539,875)		544,410
WARRANTS††† - 0.0%
Aspect Software, Inc.*,1,2	161,849	–
Total Warrants
(Cost $–)		--
MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.27%[3]	769,003	769,003
Total Money Market Fund
(Cost $769,003)		769,003

	Face
	Amount~	Value
CORPORATE BONDS†† - 89.8%
Financial - 21.7%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[4]	3,505,000	3,408,612
7.38% due 04/01/20[4,5]	1,700,000	1,703,400
AmWINS Group, Inc.
7.75% due 07/01/26[4,5]	3,250,000	3,331,250
Hunt Companies, Inc.
6.25% due 02/15/26[4,5]	3,550,000	3,301,500
Barclays plc
7.75% (USD 5 Year Swap Rate + 4.84%)[5,6,10]	3,000,000	2,992,500

	Face
	Amount~	Value
CORPORATE BONDS†† - 89.8% (continued)
Financial - 21.7% (continued)
HUB International Ltd.
7.00% due 05/01/26[4,5]	2,750,000	$2,695,000
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4,5]	2,250,000	2,213,437
NFP Corp.
6.88% due 07/15/25[4]	1,940,000	1,852,700
Springleaf Finance Corp.
7.13% due 03/15/26[5]	1,100,000	1,113,750
6.13% due 03/15/24	600,000	606,750
Newmark Group, Inc.
6.13% due 11/15/23[4,5]	1,600,000	1,608,601
CoreCivic, Inc.
4.75% due 10/15/27[5]	1,750,000	1,522,500
GEO Group, Inc.
6.00% due 04/15/26	1,075,000	997,062
5.88% due 10/15/24	350,000	331,625
Quicken Loans, Inc.
5.25% due 01/15/28[4,5]	1,375,000	1,252,969
American Equity Investment Life Holding Co.
5.00% due 06/15/27[5]	750,000	744,878
Prosight Global Inc.
7.50% due 11/26/20†††,5	650,000	671,235
Lincoln Finance Ltd.
7.38% due 04/15/21[4,5]	450,000	457,875
Assurant, Inc.
7.00% due (3 Month USD LIBOR + 4.14%) 03/27/48[10]	400,000	392,000
USIS Merger Sub, Inc.
6.88% due 05/01/25[4]	400,000	389,000
Total Financial		31,586,644
Communications - 16.0%
Altice France S.A.
7.38% due 05/01/26[4]	3,850,000	3,777,813
8.13% due 02/01/27[4,5]	1,300,000	1,306,500
EIG Investors Corp.
10.88% due 02/01/24[5]	3,830,000	4,078,950
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4,5]	4,465,000	3,594,325
MDC Partners, Inc.
6.50% due 05/01/24[4,5]	3,826,000	3,314,272
Cengage Learning, Inc.
9.50% due 06/15/24[4,5]	3,850,000	3,205,125
DISH DBS Corp.
7.75% due 07/01/26[5]	1,450,000	1,254,250
5.88% due 11/15/24[5]	950,000	800,090
Telenet Finance Lux Note
5.50% due 03/01/28	1,000,000	962,500
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[4,5]	550,000	529,031

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 89.8% (continued)
Communications - 16.0% (continued)
CSC Holdings LLC
6.75% due 11/15/21[5]	400,000	$426,000
Total Communications		23,248,856
Consumer, Non-cyclical - 14.7%
Vector Group Ltd.
6.13% due 02/01/25[4,5]	4,950,000	4,380,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4,5]	3,951,000	3,753,450
Beverages & More, Inc.
11.50% due 06/15/22[4]	4,470,000	3,263,100
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4,5]	3,800,000	3,097,000
Nathan's Famous, Inc.
6.63% due 11/01/25[4,5]	2,450,000	2,394,875
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[4]	2,024,000	1,710,280
Endo Finance LLC / Endo Finco, Inc.
5.38% due 01/15/23[4,5]	1,400,000	1,154,125
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[5,8]	1,075,000	1,007,813
Bausch Health Americas, Inc.
8.50% due 01/31/27[4]	620,000	644,025
Total Consumer, Non-cyclical		21,405,418
Energy - 13.2%
Unit Corp.
6.63% due 05/15/21[5]	3,571,000	3,499,580
American Midstream Partners LP / American Midstream Finance Corp.
8.50% due 12/15/21[4,5]	3,565,000	3,294,096
Indigo Natural Resources LLC
6.88% due 02/15/26[4,5]	3,625,000	3,162,813
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[4,5]	2,230,000	2,017,659
Bruin E&P Partners LLC
8.88% due 08/01/23[4,5]	2,008,000	1,962,820
Exterran Energy Solutions LP / EES Finance Corp.
8.13% due 05/01/25[5]	1,750,000	1,739,063
Gibson Energy, Inc.
5.25% due 07/15/24[4]	CAD 1,200,000	911,046
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[4,5]	970,000	902,100
Parkland Fuel Corp.
6.00% due 04/01/26[4,5]	775,000	761,437
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	575,000	491,625

	Face
	Amount~	Value
CORPORATE BONDS†† - 89.8% (continued)
Energy - 13.2% (continued)
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24	750,000	$238,125
Legacy Reserves LP / Legacy Reserves Finance Corp.
8.00% due 09/20/23	695,000	209,404
Total Energy		19,189,768
Consumer, Cyclical - 9.2%
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[5]	2,500,000	2,240,625
Titan International, Inc.
6.50% due 11/30/23[5]	1,775,000	1,655,188
Williams Scotsman International, Inc.
6.88% due 08/15/23[4]	1,050,000	1,031,625
7.88% due 12/15/22[4]	525,000	532,875
Ferrellgas LP / Ferrellgas Finance Corp.
6.50% due 05/01/21[5]	950,000	850,250
6.75% due 01/15/22	740,000	658,600
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4,5]	1,175,000	1,154,438
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	1,000,000	1,026,250
Superior Plus LP / Superior General Partner, Inc.
7.00% due 07/15/26[4]	1,000,000	1,000,000
Wabash National Corp.
5.50% due 10/01/25[4]	1,025,000	945,562
Delphi Technologies plc
5.00% due 10/01/25[4,5]	715,000	636,214
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.88% due 03/01/27[5]	650,000	612,625
Party City Holdings, Inc.
6.63% due 08/01/26[4,5]	575,000	564,937
TVL Finance PLC
8.50% due 05/15/23	GBP 400,000	555,401
Total Consumer, Cyclical		13,464,590
Industrial - 7.8%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[5]	3,450,000	3,617,325
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4,5]	2,100,000	2,102,625
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4,5]	2,053,000	2,006,808
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	1,000,000	1,045,000
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]	950,000	919,125

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 89.8% (continued)
Industrial - 7.8% (continued)
Intertape Polymer Group, Inc.
7.00% due 10/15/26[4]	850,000	$856,375
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]	347,196	315,858
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[4]	225,000	233,651
TransDigm, Inc.
6.25% due 03/15/26[4]	200,000	204,500
Total Industrial		11,301,267
Basic Materials - 3.7%
Eldorado Gold Corp.
6.13% due 12/15/20[4,5]	3,900,000	3,802,500
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[4,5]	600,000	621,750
United States Steel Corp.
6.88% due 08/15/25	600,000	591,000
Mirabela Nickel Ltd.
9.50% due 06/24/19[8,11]	1,279,819	396,744
Total Basic Materials		5,411,994
Utilities - 3.5%
Terraform Global Operating LLC
6.13% due 03/01/26[4,5]	2,595,000	2,497,687
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5,8]	2,000,000	1,892,500
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[5]	750,000	735,000
Total Utilities		5,125,187
Total Corporate Bonds
(Cost $138,212,737)		130,733,724
SENIOR FLOATING RATE INTERESTS††,10 - 50.4%
Consumer, Cyclical - 13.0%
NES Global Talent
8.24% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	4,138,714	4,128,367
Accuride Corp.
8.05% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,402,743	2,892,332
Alexander Mann
6.23% (1 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 06/16/25	GBP 1,150,000	1,464,094
7.98% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/11/25	1,300,000	1,248,000
Comet Bidco Ltd.
7.63% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24	2,029,551	1,978,812
BBB Industries, LLC
7.01% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,800,000	1,777,500

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 50.4% (continued)
Consumer, Cyclical - 13.0% (continued)
SMG US Midco 2, Inc.
9.49% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26	1,425,000	$1,446,375
EnTrans International, LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,400,000	1,379,000
Acosta, Inc.
5.75% ((1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%, Rate Floor: 4.25%)) due 09/26/19	603,739	302,334
5.91% ((Commercial Prime Lending Rate + 2.25%, Rate Floor: 2.25%) and 1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%)) due 09/26/19	510,962	255,875
SHO Holding I Corp.
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	596,923	555,138
Blue Nile, Inc.
9.13% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	439,375	423,997
Checkers Drive-In Restaurants, Inc.
6.88% ((1 Month USD LIBOR + 4.25%) and (3 Month USD LIBOR + 4.25%), Rate Floor: 5.25%)) due 04/25/24	492,500	412,878
American Tire Distributors, Inc.[11]
8.66% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	216,964
10.13% (1 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	150,278	136,190
Bojangles, Inc.
7.24% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/28/26	250,000	250,000
Total Consumer, Cyclical		18,867,856
Technology - 13.0%
Lytx, Inc.
9.24% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	3,435,818	3,370,959
24-7 Intouch, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	2,443,875	2,358,339
Advanced Computer Software
7.26% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	2,340,305	2,327,621

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 50.4% (continued)
Technology - 13.0% (continued)
Bullhorn, Inc.
9.40% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	2,241,144	$2,205,265
9.44% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	92,606	83,976
Planview, Inc.
12.24% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,1	2,000,000	2,005,681
Misys Ltd.
6.30% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,795,205	1,775,620
Dun & Bradstreet
due 02/06/26	1,400,000	1,400,350
Aspect Software, Inc.
15.50% (Commercial Prime Lending Rate + 10.00%, Rate Floor: 11.00%) due 05/25/20[2]	1,122,092	932,268
8.50% (Commercial Prime Lending Rate + 3.00%, Rate Floor: 4.00%) due 05/25/20[2]	490,390	407,431
Cologix Holdings, Inc.
9.49% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 03/20/25	750,000	720,937
Park Place Technologies LLC
10.49% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/29/26	680,723	660,301
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	625,000	615,069
Targus Group International, Inc.
15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25†††,1,2,11	383,723	–
Total Technology		18,863,817
Communications - 6.1%
Houghton Mifflin Co.
5.49% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	3,384,171	3,198,042
Flight Bidco, Inc.
9.99% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,300,000	2,242,500

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 50.4% (continued)
Communications - 6.1% (continued)
Cengage Learning Acquisitions, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,247,669	$2,071,362
Resource Label Group LLC
11.30% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23	850,000	841,500
Mcgraw-Hill Global Education Holdings LLC
6.49% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	292,476	268,914
Imagine Print Solutions LLC
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	270,188	253,976
Total Communications		8,876,294
Industrial - 5.8%
Bhi Investments LLC
11.63% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	3,000,000	2,940,000
YAK MAT (YAK ACCESS LLC)
12.49% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	1,952,125
Diversitech Holdings, Inc.
10.30% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	960,000
Bioplan USA, Inc.
7.24% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	852,869	790,328
National Technical
8.76% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1	726,753	703,134
PT Intermediate Holdings III LLC
10.80% (3 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 12/08/25	450,000	441,000
STS Operating, Inc. (SunSource)
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	373,116	367,519
ProAmpac PG Borrower LLC
11.19% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	250,000	243,333

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 50.4% (continued)
Industrial - 5.8% (continued)
Wencor Group
5.99% ((1 Month USD LIBOR + 3.50%) and (Commercial Prime Lending Rate + 2.50%, Rate Floor: 3.50%)) due 06/19/19	53,846	$52,163
Total Industrial		8,449,602
Energy - 5.8%
Gavilan Resources LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	3,280,000	2,601,466
SeaPort Financing LLC
8.00% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25	2,300,000	2,294,250
Permian Production Partners LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	2,047,500	1,993,753
Summit Midstream Partners, LP
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,577,917	1,558,193
Total Energy		8,447,662
Consumer, Non-cyclical - 4.4%
Springs Window Fashions
10.98% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,631,750
Immucor, Inc.
7.80% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,182,000	1,180,522
IHC Holding Corp.
9.55% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	1,152,475	1,146,226
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
7.01% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	645,624	642,396
CTI Foods Holding Co. LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/29/20	630,000	318,937
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21	3,430,000	154,350
Moran Foods LLC
due 12/05/23	608,936	348,007

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 50.4% (continued)
Consumer, Non-cyclical - 4.4% (continued)
Examworks Group, Inc.
5.70% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 01/27/23†††,1	33,333	$31,429
Total Consumer, Non-cyclical		6,453,617
Basic Materials - 1.4%
US Salt LLC
7.23% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/16/26	1,000,000	998,750
Big River Steel LLC
7.80% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	545,120	547,845
Ranpak
9.73% (1 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 10/03/22	536,667	532,642
Total Basic Materials		2,079,237
Utilities - 0.7%
MRP Generation Holding
9.80% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	733,125	701,967
Stonewall
8.30% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	325,578	320,694
Total Utilities		1,022,661
Financial - 0.2%
Aretec Group, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	250,000	246,875
JZ Capital Partners Ltd.
8.53% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††,1	100,000	99,619
Total Financial		346,494
Total Senior Floating Rate Interests
(Cost $79,570,586)		73,407,240
ASSET-BACKED SECURITIES†† - 3.0%
Collateralized Loan Obligations - 1.6%
Monroe Capital CLO Ltd.
2017-1A, 6.36% (3 Month USD LIBOR + 3.60%) due 10/22/26[4,10]	1,000,000	976,206
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[4,5]	500,000	499,405
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,9]	500,000	425,453

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 3.0% (continued)
Collateralized Loan Obligations - 1.6% (continued)
Dryden 41 Senior Loan Fund
2015-41A, (WAC) due 04/15/31[4,9]	600,000	$398,055
Babson CLO Ltd.
2012-2A, (WAC) due 05/15/23[4,5,9]	1,000,000	12,200
Total Collateralized Loan Obligations		2,311,319
Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[4]	1,000,000	990,308
Transport-Aircraft - 0.5%
Rise Ltd.
2014-1B, 6.50% due 02/12/39	252,030	252,030

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 3.0% (continued)
Transport-Aircraft - 0.5% (continued)
Apollo Aviation Securitization Equity Trust
2016-2, 7.87% due 11/15/41	234,037	$233,663
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[5,8]	212,809	179,242
Total Transport-Aircraft		664,935
Financial - 0.2%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1,5	364,990	364,350
Total Asset-Backed Securities
(Cost $4,304,171)		4,330,912
Total Investments - 146.0%
(Cost $231,631,212)		$212,639,417
Other Assets & Liabilities, net - (46.0)%		(66,992,825)
Total Net Assets - 100.0%		$145,646,592

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at February 28, 2019	Unrealized Depreciation
Citigroup	1,170,000	CAD	03/12/19	$880,733	$889,566	$(8,833)
Bank of America Merrill Lynch	1,542,000	GBP	03/12/19	2,001,231	2,045,836	(44,605)
						$(53,438)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Security was fair valued by the Valuation Committee at February 28, 2019. The total market value of fair valued securities amounts to $13,080,459, (cost $13,698,970) or 9.0% of total net assets.
2	Affiliated issuer.
3	Rate indicated is the 7-day yield as of February 28, 2019.
4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $94,254,912 (cost $100,427,363), or 64.7% of total net assets.

5
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments.  As of February 28, 2019, the total value of securities segregated was $87,687,674.

6	Perpetual maturity.
7	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
8
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,792,157 (cost $4,806,949), or 2.6% of total net assets — See Note 6.

9	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
10
Variable rate security.  Rate indicated is the rate effective at February 28, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

11	Security is in default of interest and/or principal obligations.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at February 28, 2019 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$496,009	$2,228,299	$129,820	*	$2,854,128
Preferred Stocks	—	544,410	—		544,410
Warrants	—	—	—	*	—
Money Market Fund	769,003	—	—		769,003
Corporate Bonds	—	130,062,489	671,235		130,733,724
Senior Floating Rate Interests	—	60,820,951	12,586,289		73,407,240
Asset-Backed Securities	—	3,966,562	364,350		4,330,912
Total Assets	$1,265,012	$197,622,711	$13,751,694		$212,639,417

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$53,438	$—		$53,438
Unfunded Loan Commitments (Note 5)	—	578,238	286,050		864,288
Total Liabilities	$—	$631,676	$286,050		$917,726

* Includes securities with a market value of $0.
** This derivative is reported as unrealized appreciation/depreciation at period end. Please refer to the Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $67,596,664 are categorized as Level 2 within the disclosure hierarchy. See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at February 28, 2019	Valuation Technique	Unobservable Inputs	Input Range		Weighted Average
Asset Backed Securities	$364,350	Yield Analysis	Yield	6%		—
Common Stocks	129,820	Enterprise Value	Valuation Multiple	7.7x-10.3	x	8.9	x
Corporate Bonds	671,235	Option Adjusted Spread off prior month end broker mark over the 3 month LIBOR	Indicative Quote	—		—
Senior Floating Rate Interests	5,848,399	Model Price	Market Comparable Yields	7.2%-10.6%		9.1%
Senior Floating Rate Interests	4,616,804	Yield Analysis	Yield	9%-10%		9.2%
Senior Floating Rate Interests	2,005,681	Model Price	Liquidation Value	—		—
Senior Floating Rate Interests	115,405	Model Price	Purchase Price	—		—
Total	$13,751,694

Liabilities:
Unfunded Loan Commitments	$286,050	Model Price	Purchase Price

Significant changes in an indicative quote, yield, market comparable yield or valuation multiples would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

As of February 28, 2019, the Fund had assets with a total value of $459,594 transfer from Level 3 to Level 2 due to the availability of market price information at period end and a total value of $2,940,000 transfer from Level 2 to Level 3 due to the lack of availability of market price information at period end. As of February 28, 2019, the Fund had liabilities with a total value of $126,442 transfer from Level 3 to Level 2 due to availability of market price information at period end. There were no other securities that transferred between levels.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the period ended February 28, 2019:

	Assets					Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,430,016	$687,359	$11,750,092	$283,937	$14,151,404	$(175,354)
Purchases/(Receipts)	-	87	1,161,932	-	1,162,019	(609,435)
(Sales, maturities and paydowns)/Fundings	(1,078,981)	(5,824)	(2,694,348)	(12,085)	(3,791,238)	156,098
Amortization of discount/premiums	-	-	64,480	-	64,480	(13,750)
Total realized gains (losses) included in earnings	10,000	5,262	(55,848)	-	(40,586)	512,677
Total change in unrealized appreciation (depreciation) included in earnings	3,315	(15,649)	(120,425)	(142,032)	(274,791)	(282,728)
Transfers into Level 3	-	-	2,940,000	-	2,940,000	-
Transfers out of Level 3	-	-	(459,594)	-	(459,594)	126,442
Ending Balance	$364,350	$671,235	$12,586,289	$129,820	13,751,694	$(286,050)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 28, 2019	$65	$(10,386)	$(39,473)	$(570)	$(50,364)	$42,761

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended February 28, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/18		Additions		Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/28/19		Shares/Face Amount 02/28/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software, Inc.*	$141,720		$--		$(258)	$–	$(141,462)	$–	**	200	$–	$–
Targus Group International Equity, Inc.*,1	83,725		–		(11,827)	–	(4,251)	67,647		32,060		–
Senior Floating Rate Interests
Aspect Software, Inc. 8.50% (Commercial Prime Lending Rate + 3.00%), Rate Floor: 4.00%) due 05/25/20[2]	536,250		182,750		(228,610)	–	(82,959)	407,431		490,390	61	–
Aspect Software, Inc. 15.50% (Commercial Prime Lending Rate + 10.00%, Rate Floor: 11.00%) due 05/25/20[2]	1,199,287		24,939		(157,988)	–	(133,970)	932,268		1,122,092	477	12,469
Targus Group International, Inc.[1,2,3]	–	**	–		–	–	–	–	**	383,723	–	–
Warrants
Aspect Software Inc.	–		–	**	–	--	–	–	**	161,849	–	–
	$1,960,982		$207,689		$(398,683)	$–	$(362,642)	$1,407,346			$538	$12,469

*	Non-income producing security.
**	Market value is less than $0.
1
Security was fair valued by the Valuation Committee at February 28, 2019.  The total market value of fair valued and affiliated securities amounts to $67,647, (cost $378,143) or less than 0.1% of total net assets.

2
Variable rate security. Rate indicated is the rate effective at February 28, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

3	Security is in default of interest and/or principal obligations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Credit Allocation Fund (the "Fund") was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date.  Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”)  are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s Adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At February 28, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$ 231,674,993	$ 1,950,196	$ (21,039,210)	$ (19,089,014)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of February 28, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

The unfunded loan commitments as of February 28, 2019, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Acosta, Inc.	09/26/19		885,299	$441,968
Advantage Sales & Marketing, Inc.	07/25/19		900,000	112,500
Alexander Mann	08/09/24	GBP	1,250,000	210,395
Aspect Software, Inc.	07/15/23		311,611	9,828
Cypress Intermediate Holdings III, Inc.	04/27/22		450,000	35,153
Examworks Group, Inc.	01/27/23		466,666	26,667
Lytx, Inc.	08/31/22		157,895	13,835
Wencor Group	06/19/19		446,154	13,942
				$864,288

* The face amount is denominated in U.S. dollars unless otherwise indicated.

GBP – British Pound

Note 6 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[1]	07/30/13	$1,078,929	$1,007,813
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1]	01/12/16	2,013,694	1,892,500
Mirabela Nickel Ltd.
9.50% due 6/24/19[2]	12/31/13	1,160,919	396,744
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	02/05/14	343,440	315,858
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[1]	11/27/13	209,967	179,242
		$4,806,949	$3,792,157

1 All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments.  As of February 28, 2019, the total value of securities segregated was $3,079,555.

2 Security is in default of interest and/or principal obligations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2019

Other Information (Unaudited)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Credit Allocation Fund

By:          /s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer

Date:      April 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Brian E. Binder
               Brian E. Binder
     President and Chief Executive Officer

Date:      April 29, 2019

By:          /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      April 29, 2019